Exhibit 99.1

Independent Auditors’ Report

Board of Directors

Mineral Newco Limited

We have audited the accompanying consolidated financial statements of Mineral Newco Limited and subsidiaries (the “Company”), which comprise the consolidated and company balance sheets as of 31 March 2015, and the related consolidated profit and loss account, consolidated statement of total recognized gains and losses, consolidated cash flow statement and reconciliation of net cash flow to movement in net funds/debt for the year then ended, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United Kingdom; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our qualified audit opinion.

Basis for qualified opinion

Accounting principles generally accepted in the United Kingdom require that financial statements be presented with comparative financial information. These consolidated financial statements do not include comparative financial information for the year ended 31 March 2014.

Qualified opinion

In our opinion, except for the matter described in the Basis for Qualified Opinion paragraph, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Mineral Newco Limited and subsidiaries as of 31 March 2015 and the consolidated results of their operations and their cash flows in accordance with accounting principles generally accepted in the United Kingdom.

Basis of accounting

We draw attention to Note 1 of the financial statements, which describes the basis of accounting. The financial statements are prepared on the basis of accounting principles generally accepted in the United Kingdom, which differs from accounting principles generally accepted in the United States of America. Our opinion is not modified with respect to this matter.

/s/ GRANT THORNTON UK LLP

Oxford, United Kingdom

9 December 2015

Mineral Newco Limited

Consolidated Profit and Loss Account

For the year ended 31 March 2015

		Year Ended
	Note	31 March 2015
Turnover	1,2	£16,163,714
Cost of sales		(1,725,195)
Gross profit		14,438,519
Administrative expenses		(15,678,790)
Other operating income	3	1,109
Operating loss	4	(1,239,162)
Interest receivable and similar income		201
Interest payable and similar charges	7	(1,785,096)
Loss on ordinary activities before taxation		(3,024,057)
Tax on loss on ordinary activities	8	(248,358)
Loss for the financial year	18	£(3,272,415)

All amounts relate to continuing operations.

The notes on pages 7 to 17 form part of these financial statements.

Mineral Newco Limited

Consolidated Statement of Total Recognised Gains and Losses

For the year ended 31 March 2015

		Year Ended
	Note	31 March 2015
Loss for the financial year		£(3,272,415)
Translation differences on consolidating foreign currency net investments	18	10,322
Total recognised gains and losses related to the year		£(3,262,093)

The notes on pages 7 to 17 form part of these financial statements.

Mineral Newco Limited

Consolidated Balance Sheet

As at 31 March 2015

	Note		31 March 2015
Fixed assets
Intangible assets	9		£38,114,749
Tangible assets	10		531,637
			38,646,386
Current assets
Debtors	12	4,558,784
Cash at bank		3,057,495
		7,616,279
Creditors: amounts falling due within one year	13	(10,602,227)
Net current liabilities			(2,985,948)
Total assets less current liabilities			35,660,438
Creditors: amounts falling due after more than one year	14		(12,880,961)
Provisions for liabilities
Deferred tax	15	(71,893)
Other provisions	16	(30,000)
			(101,893)
Net assets			£22,677,584
Capital and reserves
Called up share capital	17		£65,750
Merger relief reserve	18		28,055,289
Foreign exchange reserve	18		23,813
Share based payment reserve	18		17,650
Profit and loss account	18		(5,484,918)
Shareholders' funds	19		£22,677,584

The notes on pages 7 to 17 form part of these financial statements.

Mineral Newco Limited

Company Balance Sheet

As at 31 March 2015

	Note		31 March 2015
Fixed assets
Investments	11		£45,447,582
Current assets
Debtors	12	12,363
Cash at bank		612
		12,975
Creditors: amounts falling due within one year	13	(4,347,298)
Net current liabilities			(4,334,323)
Total assets less current liabilities			41,113,259
Creditors: amounts falling due after more than one year	14		(12,880,961)
Net assets			£28,232,298
Capital and reserves
Called up share capital	17		£65,750
Merger relief reserve	18		28,055,289
Share based payment reserve	18		17,650
Profit and loss account	18		93,609
Shareholders' funds	19		£28,232,298

The notes on pages 7 to 17 form part of these financial statements.

Mineral Newco Limited

Consolidated Cash Flow Statement

For the year ended 31 March 2015

		Year Ended
	Note	31 March 2015
Net cash flow from operating activities	20	£2,631,500
Returns on investments and servicing of finance	21	(1,017,004)
Taxation	21	274,063
Capital expenditure and financial investment	21	(376,224)
Acquisitions and disposals	21	(489,282)
Cash inflow/(outflow) before financing	21	1,023,053
Financing		—
Increase in cash in the year		£1,023,053

Mineral Newco Limited

Reconciliation of Net Cash Flow to Movement in Net Funds/Debt

For the year ended 31 March 2015

Year Ended
31 March 2015
Increase in cash in the year	£1,023,053
Cash inflow from financing	—
Change in net debt resulting from cash flows	1,023,053
Foreign exchange movement on cash	(282,834)
Movement in net debt in the year	740,219
Net debt at 1 April 2014	(10,563,685)
Net debt at 31 March 2015	£(9,823,466)

The notes on pages 7 to 17 form part of these financial statements.

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Note 1.	Accounting Policies

Basis of preparation of financial statements

The financial statements have been prepared under the historical cost convention and in accordance with United Kingdom Generally Accepted Accounting Practice (UK GAAP).

The principal accounting policies have remained unchanged during the year.

Basis of consolidation

The financial statements consolidate the accounts of Mineral Newco Limited and all of its subsidiary undertakings ('subsidiaries'). These are adjusted, where appropriate, to conform to group accounting policies. Acquisitions are accounted for under the acquisition method and goodwill on consolidation is capitalised.

Going concern

The accounts are prepared on the going concern basis. In assessing whether the going concern assumption is appropriate, the directors have taken into account all relevant available information about the future trading including profit and cash forecasts. The business has a track record of generating cash inflows from operating activities and this is expected to continue. It is therefore considered appropriate to adopt the going concern basis of accounting in the preparation of the financial statements.

Turnover

Turnover represents revenue earned under contracts in respect of license fees and professional services. Revenue is recognised as earned when, and to the extent that, the Group obtains the right to consideration in exchange for its performance. It is measured at the fair value of the right to the consideration which represents amounts invoiced to clients, including expenses and disbursements but excluding value added tax.

Revenue from license fees, hosting and customer support is invoiced in advance and spread over the period to which the service relates. Revenue from perpetual licenses is recognised when the license is initiated.

Revenue from initial software set-up and from development work is recognised on completion of the service.

Revenue from training fees is recognised when the training is provided.

Intangible assets – goodwill

Goodwill is the difference between amounts paid on the acquisition of a business and the fair value of the identifiable assets and liabilities. It is amortised to the profit and loss account over its estimated economic life which is deemed to be 20 years on a straight line basis.

Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following bases:

Leasehold improvements	20% Straight-line
Fixtures and fittings	20% Straight-line
Office equipment	20% - 33% Straight-line

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Investments

Investments in subsidiaries are valued at cost less provision for impairment.

Operating leases

Rentals under operating leases are charged to the profit and loss account on a straight line basis over the lease term.

Benefits received and receivable as an incentive to sign an operating lease are recognised on a straight line basis over the period until the date the rent is expected to be adjusted to the prevailing market rate.

Deferred taxation

Full provision is made for deferred tax assets and liabilities arising from all timing differences between the recognition of gains and losses in the financial statements and recognition in the tax computation.

A net deferred tax asset is recognised only if it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax assets and liabilities are calculated at the tax rates expected to be effective at the time the timing differences are expected to reverse.

Deferred tax assets and liabilities are not discounted.

Foreign currencies

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into sterling at the rate ruling on the date of the transaction.

Exchange gains and losses are recognised in the profit and loss account. Exchange differences arising from the retranslation of the opening net investment in subsidiaries are taken directly to reserves.

Research and development

Research and development expenditure is charged to the profit and loss account in the period in which it is incurred. Development costs incurred on specific projects are capitalised when recoverability can be assessed with reasonable certainty and amortised in line with the expected sales/use arising from the projects. All other development costs are written off in the year of expenditure.

Pensions

The company operates a defined contribution pension scheme and the pension charge represents the amounts payable by the company to the fund in respect of the year.

Financial instruments

Financial liabilities and equity instruments are classified according to the substance of the contractual arrangements entered into. An equity instrument is any contract that evidences a residual interest in the assets of the entity after deducting all of its financial liabilities.

Financial liabilities are presented as such in the balance sheet. Finance costs and gains or losses relating to financial liabilities are included in the profit and loss account. Finance costs are calculated so as to produce a constant rate of return on the outstanding liability.

Where the contractual terms of share capital do not have any terms meeting the definition of a financial liability then this is classed as an equity instrument. Dividends and distributions relating to equity instruments are debited direct to equity.

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Share options

In accordance with FRS 20 'Share based payments', the fair value of equity-settled share-based payments to employees is determined at the date of grant and is recognised on a straight line basis over the vesting period based on the company's estimate of options that will eventually vest.

Note 2.	Turnover

The whole of turnover is attributable to the one principal activity of the group.

A geographical analysis of turnover is as follows:

31 March 2015
United Kingdom	£2,852,944
Rest of European Union	6,118,263
North America	6,246,682
Rest of World	945,825
£16,163,714
Note 3.	Other operating income
31 March 2015
Other operating income	£1,109
Note 4.	Operating loss

The operating loss is stated after charging/ (crediting):

31 March 2015
Amortisation - goodwill	£2,088,513
Depreciation of tangible fixed assets:
- owned by the group	212,378
Auditor's remuneration	26,900
Auditor's remuneration - taxation services	5,665
Foreign exchange loss	(31,164)
Research and development costs	1,711,126
Operating lease rentals	279,026
Share based payment charge	17,650
Note 5.	Staff Costs

Staff costs, including directors' remuneration, were as follows:

31 March 2015
Wages and salaries	£8,166,279
Social security costs	742,255
Other pension costs	168,807
Total	£9,077,341

The average monthly number of employees, including the directors, during the year was as follows:

31 March 2015
General management	23
Development	44
Client services	67
Sales	16
150

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Note 6.	Directors’ remuneration
31 March 2015
Remuneration	£628,152
Company pension contributions to defined contribution pension schemes	£26,500

During the year retirement benefits were accruing to 4 directors in respect of defined contribution pension schemes.

The highest paid director received remuneration of £217,340.

The value of the company's contributions paid to a defined contribution pension scheme in respect of the highest paid director amounted to £10,000.

Note 7.	Interest payable
31 March 2015
Bank and other interest	£17,205
Loan note interest	19,524
Finance charge on preference shares	1,748,367
£1,785,096
Note 8.	Taxation
31 March 2015
Analysis of tax charge in the year
Current tax (see note below)
UK corporation tax charge on profit/loss for the year	£104,310
104,310
Overseas corporation tax charge on profit/loss for the year	110,184
Total current tax	214,494
Deferred tax (see note 15)
Origination and reversal of timing differences	33,864
Tax on loss on ordinary activities	£248,358

Factors affecting tax charge for the year

The tax assessed for the year is higher than the standard rate of corporation tax in the UK of 21%. The differences are explained below:

31 March 2015
Loss on ordinary activities before tax	£(3,024,057)

Loss on ordinary activities multiplied by standard rate of corporation tax in the UK of 21%	£(635,052)
Effects of:
Non-tax deductible amortisation of goodwill and impairment	438,588
Expenses not deductible for tax purposes	11,837
Capital allowances for year in excess of depreciation	(36,615)
Utilisation of tax losses	(11,440)
Fixed asset differences	10,791
Overseas tax	65,956
Adjustments to tax charge in respect of prior periods	2,190
Dividends on preference shares treated as finance cost in the profit and loss account	367,157
Other timing differences	1,082
Current tax charge for the year (see note above)	£214,494

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Note 9.	Intangible fixed assets

Group
Cost
At 1 April 2014 and 31 March 2015	£41,770,247
Amortisation
At 1 April 2014	1,566,985
Charge for the year	2,088,513
At 31 March 2015	3,655,498
Net book value
At 31 March 2015	£38,114,749
Note 10.	Tangible fixed assets
	Long-term leasehold property	Fixtures and fittings	Office equipment	Total
Group
Cost
At 1 April 2014	£44,492	£156,616	£527,319	£728,427
Additions	21,391	20,728	334,105	376,224
At 31 March 2015	65,883	177,344	861,424	1,104,651
Depreciation
At 1 April 2014	4,908	88,951	266,777	360,636
Charge for the year	9,790	32,375	170,213	212,378
At 31 March 2015	14,698	121,326	436,990	573,014
Net book value
At 31 March 2015	£51,185	£56,018	£424,434	£531,637
Note 11.	Fixed asset investments

Subsidiary undertakings

The following were subsidiary undertakings of the company:

Name	Description	Country of incorporation	Holding
Zinc Ahead Holdings Limited	Holding company	UK	100%
Zinc Ahead Limited	Software	UK	100%
Zinc Ahead Inc	Software	USA	100%
Zinc Ahead Pty Ltd	Software	Australia	100%

The aggregate of the share capital and reserves as at 31 March 2015 and of the profit or loss for the year ended on that date for the subsidiary undertakings were as follows:

Name	Aggregate of share capital and reserves	Profit/(loss)
Zinc Ahead Holdings Limited	£(20,812)	£292,556
Zinc Ahead Limited	1,647,833	501,536
Zinc Ahead Inc	100,429	125,925
Zinc Ahead Pty Ltd	54,474	23,551

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

On 1 April 2015 Zinc Ahead Japan KK was incorporated as a wholly owned subsidiary of Zinc Ahead Holdings Ltd.

Investments in subsidiary companies
Company
Cost or valuation
At 1 April 2014	£45,429,932
Issue of share options to employees of subsidiaries	17,650
At 31 March 2015	£45,447,582

Net book value	£45,447,582
Note 12.	Debtors
	31 March 2015
	Group	Company
Trade debtors	£3,604,321	£—
Directors loan	887	—
Other debtors	20,078	—
Prepayments and accrued income	923,466	12,363
Tax recoverable	10,032	—
	£4,558,784	£12,363
Note 13.	Creditors: Amounts falling due within one year
	31 March 2015
	Group	Company
Trade creditors	£482,694	£—
Amounts owed to group undertakings	—	2,064,139
Corporation tax	28,891	—
Other taxation and social security	293,164	—
Other creditors	28,731	—
Deferred consideration	—	—
Deferred income	6,582,057	—
Accruals	3,186,690	2,283,159
	£10,602,227	£4,347,298
Note 14.	Creditors: Amounts falling due after more than one year
	31 March 2015
	Group	Company
Preference shares classified as debt instruments	£12,100,000	£12,100,000
Other loans	780,961	780,961
	£12,880,961	£12,880,961

Other loans comprise unsecured loan notes of £780,961. The unsecured loan notes accrue interest of 2% above the Barclays Bank base lending rate and are repayable upon the sale or public listing of the company.

Shares classified as debt instruments
30,250 Preference shares of £ each	£30,250
Share premium	12,069,750
£12,100,000

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Note 15.	Deferred taxation
	31 March 2015
	Group	Company
At beginning of year	£38,029	£—
Charge for the year (P&L)	33,864	—
At end of year	£71,893	£—

The provision for deferred taxation is made up as follows:

	31 March 2015
	Group	Company
Fixed asset timing differences	£(71,893)	£—
Note 16.	Provisions

The following represents management's best estimate of the amounts which will be payable in respect of dilapidations when the group vacates one of its leased offices later in 2015.

Dilapidations
Group
Provided during the period	£30,000
At 31 March 2015	£30,000
Note 17.	Share capital
Shares classified as capital	Company
Allotted, called up and fully paid
48,750 B Ordinary shares of £1 each	£48,750
16,000 C Ordinary shares of £1 each	16,000
1,000 D Ordinary shares of £1 each	1,000
£65,750

Shares classified as debt instruments
30,250 Preference shares of £1 each (Note 14)	£30,250
Share premium	12,069,750
£12,100,000

1 Ordinary share of £1 nominal value was issued on incorporation. On 20 June 2013 this was designated as a D Ordinary share.

On 20 June 2013 the following shares were issued:

48,750 B Ordinary shares of £1 nominal value at £496.72 per share

16,000 C Ordinary shares of £1 nominal value at £244 per share

999 D Ordinary shares of £1 nominal value at £2 per share

30,250 Preference shares of £1 nominal value at £400 per share (see note 14)

A further 4,000 D Ordinary shares were authorised but not issued.

30,250 preference shares with a nominal value of £1 each were issued for £400 per preference share totaling £12,100,000. The preference shares are entitled to a fixed dividend at the annual rate of 16% on the base value per share until 20 June 2014 and thereafter at the rate of 14%, paid annually in two equal instalments. Where the company is precluded from paying the dividend by the Companies Act 2006 or otherwise by law, the dividend shall be accrued until the next instalment date where the company is not precluded from paying the dividend.

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Preference shareholders are entitled to redemption from 20 June 2018 and hold priority in any repayment of capital.

Voting rights and declared distributions are shared as follows:

B Ordinary shares – 48.75% plus 0.001% for every unissued D Ordinary share

C Ordinary shares – 16%

D Ordinary shares – 0.001% per share

Preference shares – 30.25%

Note 18.	Reserves
	Merger relief reserve	Foreign exchange reserve	Share based payment reserve	Profit and loss account
Group
At 1 April 2014	£28,055,289	£13,491	£—	£(2,212,503)
Loss for the year	—	—	—	(3,272,415)
Movement on foreign exchange	—	10,322	—	—
Share based payment reserve movement	—	—	17,650	—
At 31 March 2015	28,055,289	£23,813	£17,650	£(5,484,918)

		Merger relief reserve	Share based payment reserve	Profit and loss account
Company
At 1 April 2014		£28,055,289	£—	£1,907,467
Loss for the year		—	—	(1,813,858)
Share based payment reserve movement		—	17,650	—
At 31 March 2015		£28,055,289	£17,650	£93,609

The merger relief reserve balance represents the fair value of the consideration given in excess of the nominal value of the ordinary shares issued in a business combination.

Note 19.	Reconciliation of movement in shareholders’ funds

	31 March 2015
	Group	Company
Opening shareholders' funds	£25,922,027	£30,028,506
Loss for the financial year	(3,272,415)	(1,813,858)
Movement on foreign exchange reserve	10,322	—
Share based payment reserve movement	17,650	17,650
Closing shareholders' funds	£22,677,584	£28,232,298

The company has taken advantage of the exemption contained within section 408 of the Companies Act 2006 not to present its own Profit and loss account.

The loss for the year dealt within the accounts of the company was £1,813,858.

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Note 20.	Net cash flow from operating activities
31 March 2015
Operating loss	£(1,239,162)
Amortisation of intangible fixed assets	2,088,513
Depreciation of tangible fixed assets	212,378
Share based payment charge	17,650
Increase in debtors	(496,423)
Increase in creditors	1,725,388
Increase in provisions	30,000
Unrealised foreign exchange movement	293,156
Net cash inflow from operating activities	£2,631,500
Note 21.	Analysis of cash flows for headings netted in cash flow statement
31 March 2015
Returns on investments and servicing of finance
Interest received	£201
Interest paid	(1,017,205)
Cash flows from returns on investments and servicing of finance	£(1,017,004)

31 March 2015
Taxation
Tax paid	£(216,923)
Tax repaid on loans to participants	490,986
Cash flows from taxation	£274,063

31 March 2015
Capital expenditure and financial investment
Purchase of tangible fixed assets	£(376,224)
Cash flows from capital expenditure and financial investment	£(376,224)

31 March 2015
Acquisitions and disposals
Payment of deferred consideration	£(489,282)
Cash flows from acquisitions and disposals	£(489,282)
Note 22.	Analysis of changes in net debt

	1 April 2014	Cash flow	Other non-cash changes	31 March 2015
Cash at bank and in hand	£2,317,276	£1,023,053	£(282,834)	£3,057,495
Debt:	(12,880,961)	—	—	(12,880,961)
Debts falling due after more than one year	£(10,563,685)	£1,023,053	£(282,834)	£(9,823,466)
Note 23.	Contingent liabilities

There were no contingent liabilities at 31 March 2015.

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Note 24.	Operating lease commitments

At 31 March 2015 the group had annual commitments under non-cancellable operating leases as follows:

31 March 2015
Group
Expiry date:
Within 1 year	£195,172
Between 2 and 5 years	—
After more than 5 years	73,260
Note 25.	Related party transactions

During the year loans totaling £887 were issued to Mr. J Brown, a director of the company. At 31 March 2015 the amount owed from Mr. J Brown was £887.

The company is exempt from the requirements of FRS 8 to disclose transactions with other members of the group.

During the year the group traded with North Plains LLC, a company under common influence. Transactions in the year totaled £74,909 and at the year end the group owed North Plains LLC £nil.

Note 26.	Controlling party

The ultimate controlling parties during the year were Mr. J Brown and Ms. Z Cottrell. Following the transaction disclosed in Note 29 below, the ultimate controlling party is considered to be Veeva Systems Inc., a company incorporated in the United States of America.

Note 27.	Capital commitments

There were no capital commitments at 31 March 2015.

Note 28.	Share based payment

During the year the company issued 3,850 options over D ordinary shares of £1 each. The exercise price of the option is £25 per share and they vest on a sale or listing of the company.

Equity-settled share-based payments are measured at fair value (excluding the effect of non-market based vesting conditions) at the date of grant. The fair value determined at the grant date of the equity-settled share-based payments is expensed over the vesting period, based on the company's estimate of shares that will eventually vest and adjusted for the effect of non-market based vesting conditions.

Application of the fair value measurement results in a charge to operating expenses for the year ended 31 March 2015 of £17,650.

Note 29.	Post balance sheet events

On 17 July 2015 the group entered into a new lease for office buildings in Oxford. The lease is effective from 17 July 2015 and expires on 31 October 2020. Annual rent of £201,058 is payable from 16 February 2016 until the end of the lease term.

On 29 September 2015, Veeva U.K. Holdings Limited, an indirect subsidiary of Veeva Systems Inc., a company incorporated in the United States of America, completed the acquisition of the entire share capital of Mineral Newco Ltd. As part of the transaction, 4,000 unvested options, including the options disclosed in Note 28 above and 150 unallocated options, became fully vested and exercisable, and were fully exercised by the option holders.

Mineral Newco Limited

Notes to the Financial Statements

For the year ended 31 March 2015

Note 30.

Summary of the significant differences between accounting principles generally accepted in the United Kingdom (UK GAAP) and accounting principles generally accepted in the United States of America (US GAAP)

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United Kingdom (UK GAAP). Such principles differ in certain respects from generally accepted accounting principles in the United States of America (US GAAP). A summary of principal differences applicable to the Group is set out below:

(a) Business combinations – acquisition costs

Under UK GAAP, acquisitions and mergers allows all fees and similar incremental costs incurred directly in making an acquisition to be capitalised as part of the cost of the investment.

Under US GAAP, acquisition-related costs are expensed in the periods in which the costs are incurred and the services are received.

(b) Business combinations – purchased intangible assets and goodwill

Under UK GAAP, an intangible asset acquired as part of the acquisition of a business should be capitalised separately from goodwill if its value can be measured reliably on initial recognition.  If its value cannot be measured reliably, an intangible asset purchased as part of the acquisition of a business should be subsumed within the amount of the purchase price attributed to goodwill.

In addition, under UK GAAP the recommended amortization method for goodwill is straight-line and period of amortization is 20 years.

Under US GAAP, acquired identifiable intangible assets are to be recognised separately from goodwill if the intangible assets are either contractual or separable.

In addition, under US GAAP goodwill and other indefinite lived intangible assets are tested for impairment and are not subject to amortization.

(c) Preferred shares

Under UK GAAP, an entity has a liability if it has an obligation to transfer benefits and where the entity is unable to avoid, legally or commercially, an outflow of benefits.  As part of the 2013 business combination preference shares were issued. As the dividends are non-discretionary, there is an unavoidable commitment to deliver cash to the shareholders and therefore the shares are a financial liability, i.e. debt rather than equity, and the dividends are treated as finance costs in the profit and loss account.

Under US GAAP, an instrument that is legal form equity is ordinarily classified as debt if it is mandatorily redeemable. In a US GAAP balance sheet, preference shares whose redemption is outside of the control of the issuer and that are not required to be classified as a liability are classified as mezzanine (temporary) equity.

(d) Revenue recognition

Under UK GAAP, revenue is recognised as earnings, when the company obtains the right to consideration in exchange for its performance. A contractual arrangement with two or more components should be accounted for as two or more separate transactions only where the commercial substance is that the individual components operate independently of one another. UK GAAP does not provide guidance on when an element included in a multiple-element arrangement may be deemed to have commercial substance, such a determination will require the use of professional judgment.

Under US GAAP, revenue is allocated based on relative best estimated selling price to each unit of accounting in multiple element arrangements, which generally include subscriptions and professional services. Best estimated selling price of each unit of accounting included in a multiple element arrangement is based upon management’s estimate of the selling price of deliverables when vendor specific objective evidence or third-party evidence of selling price is not available.